                                                                    Exhibit 3.29

No. of Company
  203389-11
--------------

                   Certificate of Incorporation of Proprietary
                                     Company

                       Companies Act, 1961--Section 16 (3)

This is to Certify that

RISOTA PTY. LTD.

is, on and from the twenty-seventh day of September, 1977, incorporated under the Companies Act, 1961, that the company is a company limited by shares and that the company is a proprietary company.

     Given under the seal of the Corporate Affairs Commission at Sydney, this twenty-seventh day of September, 1977.


                                        By:       /s/  F.J.D. Ryan
                                           -------------------------------------
                                                    Commissioner

COWLEY HEARNE
ATTN: KATE HOCKING
LEVEL 4
80 MOUNT ST
NORTH SYDNEY NSW 2060


--------------------------------------------------------------------------------

         CERTIFICATE OF REGISTRATION
         ON CHANGE OF NAME

Corporations Law Sub-section 171 (12)

This is to certify that

TOWER DISTRIBUTORS PTY LTD

Australian Company Number 001 521 375

did on the eighteenth day of July 1996 change its name to

DANKA DISTRIBUTORS PTY LTD

Australian Company Number 001 521 375

The company is a proprietary company.

The company is limited by shares.

The company is taken to be registered as a company under the Corporations Law of New South Wales.


                                        Given under the seal of the
                                        Australian Securities
                                        Commission on this eighteenth
                                        day of July, 1996.

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                                        By:        /s/  Alan Cameron
                                           -------------------------------------
                                                      Alan Cameron
                                                        Chairman

No. of Company
  203389-11
---------------

                Certificate of Incorporation on Change of Name of
                                     Company

                       Companies Act, 1961--Section 21 (6)

This is to Certify that

Summit Copiers Pty Ltd.

originally called Risota Pty Ltd.

which was, on the twenty seventh day of September, 1977, incorporated under the Companies Act, 1961 did on the twenty eighth day of September, 1979, change its name to

TOWERLEASE CORPORATION PTY LTD.
-------------------------------

and that the company is limited by shares and is a Proprietary Company.

     Given under the seal of the Corporate Affairs Commission at Sydney on this twenty eighth day of September, 1979.


Exd.
                                        By:        /s/  F.J.D. Ryan
                                           -------------------------------------
                                                     Commissioner

                  NATIONAL COMPANIES AND SECURITIES COMMISSION

                        Companies (New South Wales) Code

                               (Sub-section 72(9))

Register No.:
 203489-11
------------

                         CERTIFICATE OF INCORPORATION ON
                            CHANGE OF NAME OF COMPANY

This is to certify that

                                  TOWERLEASE CORPORATION PTY LTD
originally called                 RISOTA PTY LTD
subsequently called               SUMMIT COPIERS PTY LTD

which was on the twenty-seventh day of September, 1977, incorporated under the Companies Act, 1961 as a proprietary company, on the twenty-eighth day of March, 1988 changed its name to

                                  TOWER DISTRIBUTORS PTY LTD

and that the company is a proprietary company, and is a company limited by shares.

Given under the seal of the National Companies and Securities Commission at Sydney on this twenty-eighth day of March 1988.


                                        [signature illegible]
                                        A person authorised by the
                                        Corporate Affairs Commission of
                                        New South Wales
                                        Delegate of the National Companies
                                        and Securities Commission.